EX-99.d


                         NOTICE OF WITHDRAWAL OF TENDER

                REGARDING LIMITED LIABILITY COMPANY INTERESTS IN

               COLUMBIA MANAGEMENT MULTI-STRATEGY HEDGE FUND, LLC

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                               DATED JUNE 30, 2005

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       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT, AND THIS NOTICE OF
    WITHDRAWAL MUST BE RECEIVED BY PFPC INC. EITHER BY MAIL OR FAX BY 12:00
     MIDNIGHT, EASTERN TIME, ON FRIDAY, APRIL 22, 2005, UNLESS THE OFFER IS
                                   EXTENDED.
                ------------------------------------------------

             COMPLETE THIS NOTICE OF WITHDRAWAL AND FAX OR MAIL TO:

               Columbia Management Multi-Strategy Hedge Fund, LLC
                                  c/o PFPC Inc.
                                  P.O. Box 219
                               Claymont, DE 19703
                         Attention: Columbia Management
                                    Tender Offer Administrator

                           For additional information:
                              Phone: (302) 791-2810
                              Fax:   (302) 791-2790

YOU ARE RESPONSIBLE FOR CONFIRMING THAT THIS NOTICE OF WITHDRAWAL IS RECEIVED BY
                                   PFPC INC.

Ladies and Gentlemen:

     Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal dated _____________, 2005.

     This tender was in the amount of:

     /  /  Entire limited liability company interest ("Interest")

     /  /  Portion of Interest expressed as a specific dollar value.

           $
            -----------------------

     The undersigned recognizes that upon submission on a timely basis of this Notice of Withdrawal, properly executed, the Interest (or portion thereof) previously tendered will not be purchased by the Fund.

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FOR INDIVIDUAL INVESTORS (INCLUDING SPOUSES INVESTED JOINTLY):
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
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(Signature of Investor(s) or Authorized Person(s)             (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)                Exactly as Appeared on Subscription Agreement)

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Name of Signatory (please print)                              Name of Signatory (please print)

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Title of Authorized Person (please print)                     Title of Authorized Person (please print)

FOR ENTITY INVESTORS (E.G., TRUSTS, ENDOWMENTS, FOUNDATIONS, CORPORATIONS, AND PARTNERSHIPS):
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
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(Signature of Investor(s) or Authorized Person(s)             (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)                Exactly as Appeared on Subscription Agreement)

----------------------------------------------------          ----------------------------------------------------
Name of Signatory (please print)                              Name of Signatory (please print)

----------------------------------------------------          ----------------------------------------------------
Title of Authorized Person (please print)                     Title of Authorized Person (please print)


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(Signature of Investor(s) or Authorized Person(s)             (Signature of Investor(s) or Authorized Person(s)
Exactly as Appeared on Subscription Agreement)                Exactly as Appeared on Subscription Agreement)

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Name of Signatory (please print)                              Name of Signatory (please print)

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Title of Authorized Person (please print)                     Title of Authorized Person (please print)

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